Exhibit 99.2

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

dollars in thousands, except per-share data

	June 30
BALANCE SHEET DATA	2010	2009	% Change

Total assets	$16,626,877	$16,875,852	(1.5%)
Loans, net of unearned income	11,943,384	11,866,818	0.6%
Investment securities	2,892,890	3,335,403	(13.3%)
Deposits	12,345,472	11,716,297	5.4%
Shareholders’ equity	2,231,211	1,872,928	19.1%

	Quarter Ended June 30			Six Months Ended June 30
INCOME SUMMARY	2010	2009	% Change	2010	2009	% Change

Interest income	$187,680	$198,097	(5.3%)	$378,268	$393,664	(3.9%)
Interest expense	(48,522)	(70,153)	(30.8%)	(100,601)	(141,604)	(29.0%)

Net interest income	139,158	127,944	8.8%	277,667	252,060	10.2%
Provision for loan losses	(40,000)	(50,000)	(20.0%)	(80,000)	(100,000)	(20.0%)
Investment securities gains (losses)	904	77	N/M	(1,319)	2,996	N/M
Other income	43,061	45,300	(4.9%)	82,751	89,295	(7.3%)
Other expenses	(100,158)	(107,806)	(7.1%)	(199,387)	(214,178)	(6.9%)

Income before income taxes	42,965	15,515	176.9%	79,712	30,173	164.2%
Income tax expense	(11,283)	(2,404)	369.3%	(20,550)	(3,977)	416.7%

Net income	31,682	13,111	141.6%	59,162	26,196	125.8%
Preferred stock dividends and discount accretion	(5,066)	(5,046)	0.4%	(10,131)	(10,077)	0.5%

Net income available to common shareholders	$26,616	$8,065	230.0%	$49,031	$16,119	204.2%

PER COMMON SHARE:

Net income:
Basic	$0.14	$0.05	180.0%	$0.27	$0.09	200.0%
Diluted	0.14	0.05	180.0%	0.27	0.09	200.0%
Cash dividends	0.03	0.03	—	0.06	0.06	—

Shareholders’ equity	9.37	8.56	9.5%	9.37	8.56	9.5%
Shareholders’ equity (tangible)	6.60	5.40	22.2%	6.60	5.40	22.2%

SELECTED FINANCIAL RATIOS:

Return on average assets	0.77%	0.32%		0.72%	0.32%
Return on average common shareholders’ equity	6.06%	2.16%		5.90%	2.17%
Return on average common shareholders’ equity (tangible)	9.10%	3.83%		9.11%	3.85%
Net interest margin	3.76%	3.43%		3.77%	3.44%
Efficiency ratio	53.10%	60.08%		53.43%	60.51%
Tangible common equity to tangible assets	8.15%	5.81%		8.15%	5.81%
Non-performing assets to total assets	2.06%	1.73%		2.06%	1.73%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)

dollars in thousands

				% Change from
	June 30	June 30	March 31	June 30	March 31
	2010	2009	2010	2009	2010

ASSETS
Cash and due from banks	$268,371	$299,818	$276,200	(10.5%)	(2.8%)
Loans held for sale	93,504	242,439	53,798	(61.4%)	73.8%
Other interest-earning assets	433,687	25,890	7,842	N/M	N/M
Investment securities	2,892,890	3,335,403	3,103,628	(13.3%)	(6.8%)
Loans, net of unearned income	11,943,384	11,866,818	11,964,840	0.6%	(0.2%)
Allowance for loan losses	(272,042)	(214,170)	(264,915)	27.0%	2.7%

Net Loans	11,671,342	11,652,648	11,699,925	0.2%	(0.2%)
Premises and equipment	205,299	205,074	204,149	0.1%	0.6%
Accrued interest receivable	54,763	58,077	58,689	(5.7%)	(6.7%)
Goodwill and intangible assets	550,302	555,272	551,537	(0.9%)	(0.2%)
Other assets	456,719	501,231	455,755	(8.9%)	0.2%

Total Assets	$16,626,877	$16,875,852	$16,411,523	(1.5%)	1.3%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$12,345,472	$11,716,297	$12,156,455	5.4%	1.6%
Short-term borrowings	458,334	1,317,293	624,650	(65.2%)	(26.6%)
Federal Home Loan Bank advances and long-term debt	1,365,688	1,750,967	1,440,755	(22.0%)	(5.2%)
Other liabilities	226,172	218,367	219,825	3.6%	2.9%

Total Liabilities	14,395,666	15,002,924	14,441,685	(4.0%)	(0.3%)
Preferred stock	371,009	369,610	370,649	0.4%	0.1%
Common shareholders’ equity	1,860,202	1,503,318	1,599,189	23.7%	16.3%

Total Shareholders’ Equity	2,231,211	1,872,928	1,969,838	19.1%	13.3%

Total Liabilities and Shareholders’ Equity	$16,626,877	$16,875,852	$16,411,523	(1.5%)	1.3%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$4,330,630	$4,121,208	$4,322,774	5.1%	0.2%
Commercial - industrial, financial and agricultural	3,664,603	3,614,144	3,684,903	1.4%	(0.6%)
Real estate - home equity	1,637,171	1,653,461	1,638,179	(1.0%)	(0.1%)
Real estate - residential mortgage	985,345	925,270	951,381	6.5%	3.6%
Real estate - construction	893,305	1,096,047	937,279	(18.5%)	(4.7%)
Consumer	368,631	371,492	361,681	(0.8%)	1.9%
Leasing and other	63,699	85,196	68,643	(25.2%)	(7.2%)

Total Loans, net of unearned income	$11,943,384	$11,866,818	$11,964,840	0.6%	(0.2%)

Deposits, by type:
Noninterest-bearing demand	$2,147,153	$1,942,845	$2,038,199	10.5%	5.3%
Interest-bearing demand	2,024,033	1,793,070	1,987,791	12.9%	1.8%
Savings deposits	3,136,492	2,436,815	2,972,621	28.7%	5.5%
Time deposits	5,037,794	5,543,567	5,157,844	(9.1%)	(2.3%)

Total Deposits	$12,345,472	$11,716,297	$12,156,455	5.4%	1.6%

Short-term borrowings, by type:
Customer repurchase agreements	$247,775	$261,444	$245,265	(5.2%)	1.0%
Customer short-term promissory notes	200,992	274,028	217,345	(26.7%)	(7.5%)
Federal funds purchased	9,567	781,357	162,040	(98.8%)	(94.1%)
Other	—	464	—	N/A	—

Total Short-term borrowings	$458,334	$1,317,293	$624,650	(65.2%)	(26.6%)

N/A - Not Applicable

N/A - Not Meaningful

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

dollars in thousands, except per-share data

	Quarter Ended			% Change from		Six Months Ended
	June 30	June 30	March 31	June 30	March 31	June 30
	2010	2009	2010	2009	2010	2010	2009	% Change

Interest Income:
Interest income	$187,680	$198,097	$190,588	(5.3%)	(1.5%)	$378,268	$393,664	(3.9%)
Interest expense	48,522	70,153	52,079	(30.8%)	(6.8%)	100,601	141,604	(29.0%)

Net Interest Income	139,158	127,944	138,509	8.8%	0.5%	277,667	252,060	10.2%
Provision for loan losses	40,000	50,000	40,000	(20.0%)	—	80,000	100,000	(20.0%)

Net Interest Income after Provision	99,158	77,944	98,509	27.2%	0.7%	197,667	152,060	30.0%

Other Income:
Service charges on deposit accounts	15,482	15,061	14,267	2.8%	8.5%	29,749	29,955	(0.7%)
Other service charges and fees	10,522	9,595	9,372	9.7%	12.3%	19,894	17,949	10.8%
Investment management and trust services	8,655	7,876	8,088	9.9%	7.0%	16,743	15,779	6.1%
Gains on sales of mortgage loans	3,063	7,395	3,364	(58.6%)	(8.9%)	6,427	15,986	(59.8%)
Investment securities gains (losses)	904	77	(2,223)	N/M	N/M	(1,319)	2,996	N/M
Other	5,339	5,373	4,599	(0.6%)	16.1%	9,938	9,626	3.2%

Total Other Income	43,965	45,377	37,467	(3.1%)	17.3%	81,432	92,291	(11.8%)

Other Expenses:
Salaries and employee benefits	54,654	55,799	52,345	(2.1%)	4.4%	106,999	111,103	(3.7%)
Net occupancy expense	10,519	10,240	11,650	2.7%	(9.7%)	22,169	21,263	4.3%
FDIC insurance expense	5,136	12,206	4,954	(57.9%)	3.7%	10,090	16,494	(38.8%)
Professional fees	3,035	2,088	2,546	45.4%	19.2%	5,581	4,316	29.3%
Equipment expense	2,663	3,300	3,091	(19.3%)	(13.8%)	5,754	6,379	(9.8%)
Data processing	2,364	2,907	2,624	(18.7%)	(9.9%)	4,988	5,979	(16.6%)
Marketing	2,271	1,724	1,830	31.7%	24.1%	4,101	4,295	(4.5%)
Telecommunications	2,086	2,181	2,270	(4.4%)	(8.1%)	4,356	4,344	0.3%
Intangible amortization	1,341	1,434	1,314	(6.5%)	2.1%	2,655	2,897	(8.4%)
Operating risk loss	640	144	511	344.4%	25.2%	1,151	6,345	(81.9%)
Other	15,449	15,783	16,094	(2.1%)	(4.0%)	31,543	30,763	2.5%

Total Other Expenses	100,158	107,806	99,229	(7.1%)	0.9%	199,387	214,178	(6.9%)

Income Before Income Taxes	42,965	15,515	36,747	176.9%	16.9%	79,712	30,173	164.2%
Income tax expense	11,283	2,404	9,267	369.3%	21.8%	20,550	3,977	416.7%

Net Income	31,682	13,111	27,480	141.6%	15.3%	59,162	26,196	125.8%
Preferred stock dividends and discount accretion	(5,066)	(5,046)	(5,065)	0.4%	—	(10,131)	(10,077)	0.5%

Net Income Available to Common Shareholders	$26,616	$8,065	$22,415	230.0%	18.7%	$49,031	$16,119	204.2%

PER COMMON SHARE:

Net income:
Basic	$0.14	$0.05	$0.13	180.0%	7.7%	$0.27	$0.09	200.0%
Diluted	0.14	0.05	0.13	180.0%	7.7%	0.27	0.09	200.0%

Cash dividends	$0.03	$0.03	$0.03	—	—	$0.06	$0.06	—
Shareholders’ equity	9.37	8.56	9.06	9.5%	3.4%	9.37	8.56	9.5%
Shareholders’ equity (tangible)	6.60	5.40	5.94	22.2%	11.1%	6.60	5.40	22.2%

Weighted average shares (basic)	190,221	175,554	176,174	8.4%	8.0%	183,236	175,435	4.4%
Weighted average shares (diluted)	190,827	175,724	176,681	8.6%	8.0%	183,793	175,637	4.6%
Shares outstanding, end of period	198,463	175,706	176,509	13.0%	12.4%	198,463	175,706	13.0%

SELECTED FINANCIAL RATIOS:
Return on average assets	0.77%	0.32%	0.68%			0.72%	0.32%
Return on average common shareholders’ equity	6.06%	2.16%	5.73%			5.90%	2.17%
Return on average common shareholders’ equity (tangible)	9.10%	3.83%	9.13%			9.11%	3.85%
Net interest margin	3.76%	3.43%	3.78%			3.77%	3.44%
Efficiency ratio	53.10%	60.08%	53.77%			53.43%	60.51%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

dollars in thousands

	Quarter Ended
	June 30, 2010			June 30, 2009			March 31, 2010
	Average Balance	Interest (1)	Yield/ Rate	Average Balance	Interest (1)	Yield/ Rate	Average Balance	Interest (1)	Yield/ Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,959,176	$159,632	5.35%	$11,960,669	$163,744	5.49%	$11,971,786	$159,424	5.39%
Taxable investment securities	2,386,695	25,146	4.22%	2,673,136	29,422	4.40%	2,663,127	28,149	4.23%
Tax-exempt investment securities	355,186	5,152	5.80%	462,991	6,425	5.55%	387,971	5,531	5.70%
Equity securities	140,271	733	2.09%	134,702	660	1.96%	141,896	809	2.29%

Total Investment Securities	2,882,152	31,031	4.31%	3,270,829	36,507	4.47%	3,192,994	34,489	4.33%

Loans held for sale	59,412	667	4.49%	139,354	1,628	4.67%	42,938	556	5.18%
Other interest-earning assets	366,200	231	0.25%	20,897	40	0.76%	10,793	25	0.95%

Total Interest-earning Assets	15,266,940	191,561	5.03%	15,391,749	201,919	5.26%	15,218,511	194,494	5.17%

Noninterest-earning assets:
Cash and due from banks	261,576			283,399			263,147
Premises and equipment	203,928			204,451			203,584
Other assets	1,102,587			938,156			1,086,635
Less: allowance for loan losses	(275,209)			(211,166)			(273,426)

Total Assets	$16,559,822			$16,606,589			$16,498,451

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$2,019,605	$1,840	0.37%	$1,818,897	$2,002	0.44%	$1,981,653	$1,840	0.38%
Savings deposits	3,090,857	5,388	0.70%	2,307,089	4,401	0.76%	2,847,427	5,201	0.74%
Time deposits	5,120,648	24,591	1.93%	5,625,841	41,604	2.97%	5,202,975	26,697	2.08%

Total Interest-bearing Deposits	10,231,110	31,819	1.25%	9,751,827	48,007	1.97%	10,032,055	33,738	1.36%

Short-term borrowings	512,583	390	0.30%	1,186,541	921	0.31%	871,981	549	0.25%
Federal Home Loan Bank advances and long-term debt	1,403,410	16,313	4.66%	1,780,120	21,225	4.78%	1,484,236	17,792	4.86%

Total Interest-bearing Liabilities	12,147,103	48,522	1.60%	12,718,488	70,153	2.21%	12,388,272	52,079	1.70%

Noninterest-bearing liabilities:
Demand deposits	2,079,674			1,812,539			1,973,146
Other	199,778			206,901			180,528

Total Liabilities	14,426,555			14,737,928			14,541,946

Shareholders’ equity	2,133,267			1,868,661			1,956,505

Total Liabilities and Shareholders’ Equity	$16,559,822			$16,606,589			$16,498,451

Net interest income/net interest margin (fully taxable equivalent)		143,039	3.76%		131,766	3.43%		142,415	3.78%

Tax equivalent adjustment		(3,881)			(3,822)			(3,906)

Net interest income		$139,158			$127,944			$138,509

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	June 30 2010	June 30 2009	March 31 2010	June 30 2009	March 31 2010
Loans, by type:
Real estate - commercial mortgage	$4,319,540	$4,091,498	$4,306,270	5.6%	0.3%
Commercial - industrial, financial and agricultural	3,686,442	3,656,294	3,686,405	0.8%	—
Real estate - home equity	1,638,260	1,668,562	1,640,912	(1.8%)	(0.2%)
Real estate - residential mortgage	972,129	935,983	940,652	3.9%	3.3%
Real estate - construction	909,836	1,152,195	962,175	(21.0%)	(5.4%)
Consumer	362,883	371,610	362,212	(2.3%)	0.2%
Leasing and other	70,086	84,527	73,160	(17.1%)	(4.2%)

Total Loans, net of unearned income	$11,959,176	$11,960,669	$11,971,786	—	(0.1%)

Deposits, by type:
Noninterest-bearing demand	$2,079,674	$1,812,539	$1,973,146	14.7%	5.4%
Interest-bearing demand	2,019,605	1,818,897	1,981,653	11.0%	1.9%
Savings deposits	3,090,857	2,307,089	2,847,427	34.0%	8.5%
Time deposits	5,120,648	5,625,841	5,202,975	(9.0%)	(1.6%)

Total Deposits	$12,310,784	$11,564,366	$12,005,201	6.5%	2.5%

Short-term borrowings, by type:
Customer repurchase agreements	$263,533	$256,306	$248,982	2.8%	5.8%
Customer short-term promissory notes	207,100	297,743	223,439	(30.4%)	(7.3%)
Federal funds purchased	41,950	580,020	399,560	(92.8%)	(89.5%)
Other	—	52,472	—	N/A	—

Total Short-term borrowings	$512,583	$1,186,541	$871,981	(56.8%)	(41.2%)

N/A - Not applicable

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

dollars in thousands

	Year Ended June 30
	2010			2009
	Average Balance	Interest (1)	Yield/Rate	Average Balance	Interest (1)	Yield/Rate

ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,965,446	$319,056	5.37%	$12,000,755	$327,497	5.50%
Taxable investment securities	2,524,149	53,295	4.23%	2,444,159	56,272	4.61%
Tax-exempt investment securities	371,488	10,683	5.75%	483,016	13,312	5.51%
Equity securities	141,079	1,542	2.19%	135,998	1,434	2.12%

Total Investment Securities	3,036,716	65,520	4.32%	3,063,173	71,018	4.64%

Loans held for sale	51,220	1,223	4.77%	122,007	2,889	4.74%
Other interest-earning assets	189,479	256	0.27%	18,927	89	0.95%

Total Interest-earning Assets	15,242,861	386,055	5.10%	15,204,862	401,493	5.32%

Noninterest-earning assets:
Cash and due from banks	262,357			300,568
Premises and equipment	203,757			203,667
Other assets	1,094,653			931,494
Less: allowance for loan losses	(274,322)			(199,241)

Total Assets	$16,529,306			$16,441,350

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$2,000,734	$3,680	0.37%	$1,786,629	$3,777	0.43%
Savings deposits	2,969,814	10,589	0.72%	2,183,243	8,754	0.81%
Time deposits	5,161,583	51,288	2.00%	5,529,794	85,371	3.11%

Total Interest-bearing Deposits	10,132,131	65,557	1.30%	9,499,666	97,902	2.08%

Short-term borrowings	691,289	939	0.27%	1,350,889	2,358	0.35%
Federal Home Loan Bank advances and long-term debt	1,443,600	34,105	4.75%	1,783,787	41,344	4.67%

Total Interest-bearing Liabilities	12,267,020	100,601	1.65%	12,634,342	141,604	2.26%

Noninterest-bearing liabilities:
Demand deposits	2,026,705			1,735,525
Other	190,207			204,190

Total Liabilities	14,483,932			14,574,057

Shareholders’ equity	2,045,374			1,867,293

Total Liabilities and Shareholders’ Equity	$16,529,306			$16,441,350

Net interest income/net interest margin (fully taxable equivalent)		285,454	3.77%		259,889	3.44%

Tax equivalent adjustment		(7,787)			(7,829)

Net interest income		$277,667			$252,060

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Six Months Ended June 30
	2010	2009	% Change

Loans, by type:
Real estate - commercial mortgage	$4,312,942	$4,070,291	6.0%
Commercial - industrial, financial and agricultural	3,686,425	3,656,133	0.8%
Real estate - home equity	1,639,579	1,683,497	(2.6%)
Real estate - residential mortgage	956,478	946,710	1.0%
Real estate - construction	935,861	1,190,803	(21.4%)
Consumer	362,549	366,293	(1.0%)
Leasing and other	71,612	87,028	(17.7%)

Total Loans, net of unearned income	$11,965,446	$12,000,755	(0.3%)

Deposits, by type:
Noninterest-bearing demand	$2,026,705	$1,735,525	16.8%
Interest-bearing demand	2,000,734	1,786,629	12.0%
Savings deposits	2,969,814	2,183,243	36.0%
Time deposits	5,161,583	5,529,794	(6.7%)

Total Deposits	$12,158,836	$11,235,191	8.2%

Short-term borrowings, by type:
Customer repurchase agreements	$256,298	$251,395	2.0%
Customer short-term promissory notes	215,224	317,297	(32.2%)
Federal funds purchased	219,767	685,425	(67.9%)
Federal Reserve Bank borrowings	—	93,039	N/A
Other	—	3,733	N/A

Total Short-term borrowings	$691,289	$1,350,889	(48.8%)

N/A - Not applicable

FULTON FINANCIAL CORPORATION

ASSET QUALITY INFORMATION (UNAUDITED)

dollars in thousands

	Quarter Ended			Six Months Ended June 30
	June 30	June 30	March 31
	2010	2009	2010	2010	2009
ALLOWANCE FOR CREDIT LOSSES:

Balance at beginning of period	$269,254	$200,063	$257,553	$257,553	$180,137

Loans charged off:
Commercial - industrial, agricultural and financial	(13,390)	(6,274)	(2,981)	(16,371)	(16,896)
Real estate - construction	(9,299)	(11,294)	(20,553)	(29,852)	(23,536)
Real estate - commercial mortgage	(3,915)	(5,961)	(2,344)	(6,259)	(9,921)
Consumer	(2,438)	(3,064)	(2,078)	(4,516)	(5,140)
Real estate - residential mortgage and home equity	(1,880)	(1,830)	(1,391)	(3,271)	(3,767)
Leasing and other	(610)	(2,099)	(645)	(1,255)	(3,045)

Total loans charged off	(31,532)	(30,522)	(29,992)	(61,524)	(62,305)
Recoveries of loans charged off:
Commercial - industrial, agricultural and financial	1,157	306	436	1,593	1,210
Real estate - construction	581	214	315	896	326
Real estate - commercial mortgage	157	25	128	285	35
Consumer	488	511	552	1,040	940
Real estate - residential mortgage and home equity	3	147	1	4	148
Leasing and other	269	210	261	530	463

Recoveries of loans previously charged off	2,655	1,413	1,693	4,348	3,122

Net loans charged off	(28,877)	(29,109)	(28,299)	(57,176)	(59,183)
Provision for loan losses	40,000	50,000	40,000	80,000	100,000

Balance at end of period	$280,377	$220,954	$269,254	$280,377	$220,954

Net charge-offs to average loans (annualized)	0.97%	0.97%	0.95%	0.96%	0.99%

NON-PERFORMING ASSETS:

Non-accrual loans	$263,227	$228,132	$242,423
Loans 90 days past due and accruing	53,707	39,135	43,603

Total non-performing loans	316,934	267,267	286,026
Other real estate owned	25,681	24,916	26,228

Total non-performing assets	$342,615	$292,183	$312,254

NON-PERFORMING LOANS, BY TYPE:

Real estate - commercial mortgage	$101,378	$57,786	$70,565
Real estate - construction	79,122	102,977	79,527
Commercial - industrial, agricultural and financial	77,587	58,433	78,365
Real estate - residential mortgage and home equity	45,639	37,231	42,302
Consumer	13,115	9,764	15,086
Leasing	93	1,076	181

Total non-performing loans	$316,934	$267,267	$286,026

ASSET QUALITY RATIOS:

Non-accrual loans to total loans	2.20%	1.92%	2.03%
Non-performing assets to total loans and OREO	2.86%	2.46%	2.60%
Non-performing assets to total assets	2.06%	1.73%	1.90%
Allowance for credit losses to loans outstanding	2.35%	1.86%	2.25%
Allowance for credit losses to non-performing loans	88.47%	82.67%	94.14%
Non-performing assets to tangible common shareholders’ equity and allowance for credit losses	21.54%	24.99%	23.71%